UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

EXELIXIS, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

Online
Go to www.investorvote.com/EXEL or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 p.m., Eastern Time, on May 21, 2019.

Important Notice Regarding the Availability of Proxy Materials for the

Exelixis, Inc. Stockholder Meeting to be Held on May 22, 2019

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and the 2018 Annual Report to Stockholders are available at:

Easy Online Access – View your proxy materials and vote.
Step 1: Step 2: Step 3: Step 4: Step 5:

Go to www.investorvote.com/EXEL

Click on the icon on the right to view meeting materials.

Return to the investorvote.com window and follow the instructions on the screen to log in.

Make your selections as instructed on each screen for your delivery preferences.

Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 12, 2019 to facilitate timely delivery.

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Exelixis, Inc. Annual Meeting of Stockholders will be held on May 22, 2019 at 1851 Harbor Bay Parkway, Alameda, CA 94502, at 8:00 a.m. (local time). Upon arrival, please present your photo identification at the registration desk.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4:

1.	Election of the five Class II nominees for director named in the Proxy Statement to hold office until the 2022 Annual Meeting of Stockholders.

2.

Ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as Exelixis’ independent registered public accounting firm for the fiscal year ending January 3, 2020.

3.

Approval of the proposal of Exelixis’ Board of Directors to amend Exelixis’ Amended and Restated Certificate of Incorporation to declassify the Board of Directors to provide for annual elections by the 2020 Annual Meeting of Stockholders.

4.	Advisory approval of the compensation of Exelixis’ named executive officers, as disclosed in the Proxy Statement.

Other business as may properly come before the annual meeting or any postponement(s) or adjournment(s) thereof may be transacted at the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Exelixis, Inc. 2019 Annual Meeting of Stockholders

Directions to the Exelixis, Inc. annual meeting are available in the proxy statement, which can be viewed at www.investorvote.com/EXEL

Here’s how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

–	Internet – Go to www.investorvote.com/EXEL

–	Phone – Call us free of charge at 1-866-641-4276.

–	Email – Send an email to investorvote@computershare.com with “Proxy Materials Exelixis, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 12, 2019.